SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                               KRONOS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                     0-20109
                            (Commission file number)


        Massachusetts                                       04-2640942
(State or other jurisdiction of                          (I.R.S. Employer
        incorporation)                                Identification Number)


                               297 Billerica Road
                              Chelmsford, MA 01824
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 250-9800

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

(c)      Exhibits

         Exhibit No.   Description
         -----------   -----------

         99.1          Press release of Kronos Incorporated, dated
                       April 24, 2003


ITEM 9.  REGULATION FD DISCLOSURE

ITEM 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

     On April 24, 2003, Kronos Incorporated announced its financial results for the second quarter ended March 29, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2003



                                       KRONOS INCORPORATED

                                       By:   /s/ Paul A. Lacy
                                       ------------------------------------
                                                 Paul A. Lacy
                                       Executive Vice President, Chief Financial
                                       and Administrative Officer
                                       (Duly Authorized Officer and Principal
                                       Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release of Kronos Incorporated, dated April 24, 2003


-------------------------------------------------------------------------------

                                                                   Exhibit 99.1



For Immediate Release                    Kronos Contact:   Paul Lacy
                                                           (978) 947-4944
                                                           placy@kronos.com


           Kronos(R) REPORTS RESULTS FOR SECOND QUARTER OF FISCAL 2003


CHELMSFORD, Mass., April 24, 2003 - Kronos(R) Incorporated (Nasdaq: KRON), today reported that net income for the second quarter of Fiscal 2003 rose 26 percent to $7.3 million, or $.35 per diluted share, as compared to $5.8 million, or $.28 per diluted share, for the same period a year ago. Revenue for the second quarter rose 21 percent to $96.5 million as compared to $79.9 million for the same period a year ago.

For the six-month period, net income rose 20 percent to $14.3 million, as compared to $12.0 million for the same period last year. For the six-month period, revenue rose 19 percent to $186.2 million as compared to $156.1 million for the first six months of the prior year.

"We are thrilled to report very strong second quarter profits and revenue growth," said Mark S. Ain, Kronos' chief executive officer. "Despite the weak economy, leaders across a broad spectrum of industries continue to look to
Kronos' Employee Relationship Management solutions to reduce costs and boost productivity. We experienced strength across the board as organizations realize that we can help them better address their employee-centric business challenges."

This marks Kronos' 93rd consecutive quarter of revenue growth compared to the same period in the previous year, and 64th consecutive quarter of profitability (Note 1). Kronos' balance sheet remains strong, with $94.0 million in cash and investments and no debt. Total deferred maintenance, professional services and product revenue at the end of the quarter was $118.4 million. Cash flow from operations was $26.4 million for the quarter compared to $22.4 million for the same period last year. For the six-month period, cash flow from operations was $40.1 million compared to $34.5 million for the same period last year. Days sales outstanding (DSO) for accounts receivable was 62 days at the end of the quarter.

                                     (more)

With regard to Kronos' financial results, Ain remarked, "Kronos is still growing while others have seen their revenues decline. Of our 21 percent top line growth, 19 percentage points represented organic growth while two percentage points came from acquisitions. We recorded an impressive 30 percent growth in product revenue and 14 percent growth in service revenue despite the challenging economic environment."

"Kronos' year-ago decision to broaden our capabilities beyond time and labor to include HR and payroll applications has enabled us to leverage our brand and established market position," continued Ain. "Contracts for our HR and payroll solutions are ramping up. We're pleased to announce that 19 more companies purchased our HR and payroll applications during the quarter. Our HRMS prospect base has been growing each quarter, and we believe we now have sufficient accounts in our pipeline to realize our HRMS target for the fiscal year. We never doubted that our solutions would take hold in the market."

Customer Wins

"We have done much more than retain our title as the leader in time and labor solutions," continued Ain. "By offering a more comprehensive suite of Employee Relationship Management solutions, we are rewriting the notions of how organizations gain control of their employee-centric business challenges."

New customers that turned to Kronos during the quarter included Bally's Total Fitness, Beringer Blass Wine Estates, DHL Worldwide Express, Fairview Health Services, Inn of the Mountain Gods Resort and Casino, Orange County Corrections, Riverside Medical Center, See's Candies, Varco-Pruden Buildings Inc., Wild Oats Markets, and others.

Existing customers that purchased upgrades or continued to invest in their product rollout during the quarter included Alegent Health, Dean Foods, DST Systems, Elmhurst Memorial Hospital, Ergon Incorporated, Foster Farms, Goodyear Tire & Rubber, Greater Lafayette Health Services Inc., Landis Plastics, Shaw Industries, State of Colorado, Unisys - the Transportation Security Administration's prime contractor for information technology, Walgreens, Wishard Health Services, and others.

Outlook

"We are thrilled with our performance during the first half of the year and confident that we are on track to achieve our goals for Fiscal 2003,"Ain added, "Assuming that the economic malaise continues but does not worsen, we expect to report third quarter revenue in the range of $97-100 million and earnings in the range of $.36-.42 per share. We expect to report Fiscal 2003 revenue in the range of $381-387 million and earnings in the range of $1.60-1.66 per share."

                                     (more)

Conference Call Webcast

Kronos senior management plans to review its second-quarter results during a conference call today beginning at 4:30 p.m. Eastern. The conference call will be webcast live at http://www.kronos.com/invest and will be available for replay purposes.

About Kronos Incorporated

Kronos Incorporated is a single-source provider of human resources, payroll, scheduling, and time and labor solutions. Kronos' best-in-class Employee Relationship Management solution enables organizations to reduce costs and boost productivity, improve employee satisfaction, align employee performance with organizational objectives, and put real-time information in the hands of decision makers. More than 40,000 organizations trust Kronos to solve their employee-centric business challenges. Learn more at www.kronos.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve a number of risks and uncertainties, including the performance estimates and statements relating to earnings and revenue growth, the ability to close potential product sales transactions, the ability to realize revenues from the sales pipeline, the market acceptance of our new products, our ability to monitor and manage discretionary costs, growth in the market for our products and within the economy generally, and potential acquisitions. Among the important factors that could cause actual operating results to differ materially from those indicated by such forward-looking statements are delays in product development, including enhancements to existing products, product performance issues, competitive pressures, general economic conditions, possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangement and the risk factors detailed in the company's periodic reports and registration statements filed with the Securities and Exchange Commission. The timing of the release of new products or product enhancements will take place if and when available and at the sole discretion of Kronos.

Note 1:  Excluding  a one-time  special  charge in the second  quarter of Fiscal
2001.

                                       ###


(C) 2003 Kronos Incorporated. Kronos and the Kronos logo are registered trademarks of Kronos Incorporated or a related company. All other product and company names mentioned are used for identification purposes only and may be trademarks of their respective owners.

                               KRONOS INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except share and per share amounts)
                                    UNAUDITED


                                                              Three Months Ended                     Six Months Ended
                                                        -------------------------------       -------------------------------
                                                          March 29,          March 30,          March 29,          March 30,
                                                            2003               2002               2003               2002
                                                        ------------       ------------       ------------       ------------
Net revenues:
    Product ......................................      $     44,143       $     33,979       $     83,030       $     69,193
    Maintenance ..................................            29,666             26,953             58,651             50,374
    Professional services ........................            22,672             19,002             44,509             36,496
                                                        ------------       ------------       ------------       ------------
                                                              96,481             79,934            186,190            156,063

Cost of sales:
    Costs of product .............................            10,929              8,396             20,356             16,850
    Costs of maintenance and professional services            27,627             22,930             53,500             43,744
                                                        ------------       ------------       ------------       ------------
                                                              38,556             31,326             73,856             60,594
                                                        ------------       ------------       ------------       ------------
        Gross profit .............................            57,925             48,608            112,334             95,469
Operating expenses and other income:
    Sales and marketing ..........................            31,369             26,058             60,422             51,249
    Engineering, research and development ........             9,552              9,251             18,035             17,187
    General and administrative ...................             6,390              5,075             12,435              9,607
    Amortization of intangible assets ............               789                724              1,508              1,367
    Other income, net ............................            (1,522)            (1,314)            (2,427)            (2,289)
                                                        ------------       ------------       ------------       ------------
                                                              46,578             39,794             89,973             77,121

        Income before income taxes ...............            11,347              8,814             22,361             18,348
Provision for income taxes .......................             4,085              3,041              8,050              6,378
                                                        ------------       ------------       ------------       ------------
        Net income ...............................      $      7,262       $      5,773       $     14,311       $     11,970
                                                        ============       ============       ============       ============

Net income per common share:
        Basic ....................................      $       0.37       $       0.29       $       0.72       $       0.61
                                                        ============       ============       ============       ============
        Diluted ..................................      $       0.35       $       0.28       $       0.70       $       0.58
                                                        ============       ============       ============       ============

Weighted-average common shares outstanding:
        Basic ....................................        19,853,535         19,760,008         19,746,681         19,582,466
                                                        ============       ============       ============       ============
        Diluted ..................................        20,555,609         20,765,450         20,482,681         20,576,827
                                                        ============       ============       ============       ============


                               KRONOS INCORPORATED
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (In thousands, except share and per share amounts)
                                    UNAUDITED


                                                                                   March 29,    September 30,
                                                                                     2003            2002
                                                                                   ---------    -------------
                                     ASSETS
Current assets:
     Cash and equivalents ...................................................      $  56,466       $  34,117
     Marketable securities ..................................................         12,207          16,096
     Accounts receivable, less allowances of $8,014 .........................         71,716          84,128
        at March 29, 2003 and $9,697 at September 30, 2002
     Deferred income taxes ..................................................          7,397           6,893
     Other current assets ...................................................         18,960          17,835
                                                                                   ---------       ---------
           Total current assets .............................................        166,746         159,069

Property, plant and equipment, net ..........................................         39,537          38,635
Marketable securities .......................................................         25,347          24,534
Intangible assets ...........................................................         25,202          20,545
Goodwill ....................................................................         65,758          56,167
Capitalized software, net ...................................................         22,434          22,237
Other assets ................................................................         10,905          11,837
                                                                                   ---------       ---------
           Total assets .....................................................      $ 355,929       $ 333,024
                                                                                   =========       =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable .......................................................      $   7,692       $   6,212
     Accrued compensation ...................................................         28,546          32,674
     Accrued expenses and other current liabilities .........................         12,105          10,831
     Deferred professional service revenues .................................         33,953          33,551
     Deferred maintenance revenues ..........................................         71,555          66,550
     Deferred product revenues ..............................................          5,620           6,853
                                                                                   ---------       ---------
           Total current liabilities ........................................        159,471         156,671

Deferred maintenance revenues ...............................................          7,317           8,588
Other liabilities ...........................................................          9,889           8,096

Shareholders' equity:
     Preferred Stock, par value $1.00 per share: authorized 1,000,000 shares,
        no shares issued and outstanding ....................................           --              --
     Common Stock, par value $.01 per share: authorized 50,000,000 shares,
        19,919,288 and 19,911,952 shares issued at March 29, 2003 and
        September 30, 2002, respectively ....................................            199             199
     Additional paid-in capital .............................................         26,743          31,494
     Retained earnings ......................................................        157,486         143,175
     Cost of Treasury Stock (113,709 shares and 366,062 shares at
        March 29, 2003 and September 30, 2002, respectively) ................         (4,187)        (14,020)
     Accumulated other comprehensive loss:
        Foreign currency translation ........................................           (912)         (1,372)
        Net unrealized gain/(loss) on available-for-sale investments ........            (77)            193
                                                                                   ---------       ---------
                                                                                        (989)         (1,179)

           Total shareholders' equity .......................................        179,252         159,669
                                                                                   ---------       ---------
           Total liabilities and shareholders' equity .......................      $ 355,929       $ 333,024
                                                                                   =========       =========